UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2005
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
See Item 5.02 below.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On August 11, 2005, Navarre Corporation (the “Company”) issued a press release announcing that Cary Deacon had been named to the newly created position of President and Chief Operating Officer of Navarre Corporation. In addition, this press release announced the promotion of Brian Burke to President of Navarre Distribution Services, a division of the Company. The press release is attached as exhibit 99.1 and is incorporated by reference.
Prior to joining Navarre and leading the Company’s publishing segment, Mr. Deacon, 53, held various executive positions including President and Chief Operating Officer and member of the board of directors of SkyMall, Inc., an integrated specialty retailer, and President of ValueVision International, Inc., a home shopping network company. He also served at SVP, EVP and COO levels with the Hudson’s Bay Company, Montgomery Wards, and Macy’s. Mr. Deacon also currently serves as a director of Raindance Communications, Inc., a publicly traded company that provides remote communication services for business meetings and events. Prior to the August 11, 2005 announcement, Mr. Deacon served as the Chief Operating Officer for the Company’s publishing segment.
Mr. Deacon will receive an annual base salary of $350,000 and be eligible for a discretionary bonus of up to 60% of his base salary, based on both individual and Company performance. On August 15, 2005 Mr. Deacon was granted an option to purchase 150,000 shares of the Company’s common stock under the Company’s 2004 Stock Plan. Mr. Burke will receive an annual base salary of $280,000 and will be eligible for a discretionary bonus of up to 55% of his base salary, based on both individual and Company performance. On August 15, 2005 Mr. Burke was granted an option to purchase 50,000 shares of the Company’s common stock under the Company’s 2004 Stock Plan. The stock options granted to Mr. Deacon and Mr. Burke will vest in three equal installments on the first, second and third anniversaries of the date of grant.
The Company anticipates entering into written employment agreements with Mr. Deacon and Mr. Burke in the near future. The terms of those employment agreements may differ from the compensation terms discussed herein. This Form 8-K will be amended to incorporate those employment agreements.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is filed with this document:

Exhibit
99.1	Press Release, dated August 11, 2005, issued by Navarre Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: August 15, 2005	By:	/s/ DIANE D. LAPP
		Name:	Diane D. Lapp
		Title:	Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated August 11, 2005